UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2008

TWTR, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(781) 830-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As previously reported to the Commission, on June 11, 2007, TWTR, Inc. (the "Company") and each of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware in Wilmington, Delaware (the "Court"). On July 13, 2007, the Court entered an order approving the sale of substantially all of the assets of the Company and its subsidiaries to Tweeter Newco LLC and/or its assignees.

On May 22, 2008, the Company and its subsidiaries filed a monthly operating report (see Exhibit 99.1 below) for the period from October 1, 2007 through October 31, 2007 with the Court as required by the Code.

On May 22, 2008, the Company and its subsidiaries filed a monthly operating report (see Exhibit 99.2 below) for the period from November 1, 2007 through November 30, 2007 with the Court as required by the Code.

On May 22, 2008, the Company and its subsidiaries filed a monthly operating report (see Exhibit 99.3 below) for the period from December 1, 2007 through December 31, 2007 with the Court as required by the Code.

On May 23, 2008, the Company and its subsidiaries filed a monthly operating report (see Exhibit 99.4 below) for the period from January 1, 2008 through January 31, 2008 with the Court as required by the Code.

On May 23, 2008, the Company and its subsidiaries filed a monthly operating report (see Exhibit 99.5 below) for the period from February 1, 2008 through February 29, 2008 with the Court as required by the Code.

On May 23, 2008, the Company and its subsidiaries filed a monthly operating report (see Exhibit 99.6 below) for the period from March 1, 2008 through March 30, 2008 with the Court as required by the Code.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Monthly Operating Report for the period from October 1, 2007 through October 31, 2007 for the Company and its subsidiaries.

Exhibit 99.2	Monthly Operating Report for the period from November 1, 2007 through November 30, 2007 for the Company and its subsidiaries.

Exhibit 99.3	Monthly Operating Report for the period from December 1, 2007 through December 31, 2007 for the Company and its subsidiaries.

Exhibit 99.4	Monthly Operating Report for the period from January 1, 2008 through January 31, 2008 for the Company and its subsidiaries.

Exhibit 99.5	Monthly Operating Report for the period from February 1, 2008 through February 29, 2008 for the Company and its subsidiaries.

Exhibit 99.6	Monthly Operating Report for the period from March 1, 2008 through March 31, 2008 for the Company and its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWTR, INC.

Date: May 28, 2008	By:	/s/ Gregory W. Hunt
		Name:	Gregory W. Hunt
		Title:	Chief Restructuring Officer

Exhibit Index

Exhibit No.	Description
99.1	Monthly Operating Report for the period from October 1, 2007 through October 31, 2007 for the Company and its subsidiaries.
99.2	Monthly Operating Report for the period from November 1, 2007 through November 30, 2007 for the Company and its subsidiaries.
99.3	Monthly Operating Report for the period from December 1, 2007 through December 31, 2007 for the Company and its subsidiaries.
99.4	Monthly Operating Report for the period from January 1, 2008 through January 31, 2008 for the Company and its subsidiaries.
99.5	Monthly Operating Report for the period from February 1, 2008 through February 29, 2008 for the Company and its subsidiaries.
99.6	Monthly Operating Report for the period from March 1, 2008 through March 31, 2008 for the Company and its subsidiaries.